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                                                                  Exhibit 10.3.4

                        AMENDMENT #3 TO CONTRACT 00117

                     ELECTRONIC LOTTERY TICKET DISPENSERS



1.      Contract 00117 between the Missuri Lottery and Lottery
        Enterprises Inc. shall be renewed for the period of July 1, 1996 through June 30, 1997 subject to the acceptance of this amendment by the Missouri Lottery.

2. all other terms and conditions of the contract shall remain in effect, except as modified by any other agreements and/or amendments.





        /s/ Catherine Winchester                    6/96
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     Contractor's Authorized Signature              Date

        /s/ James Scroggins                         6/96
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     Missouri Lottery Autorized Signature           Date